EXHIBIT 10XX

                            AMENDED AND RESTATED NOTE


$830,000.00

                                                         As of November 21, 1996


                  FOR VALUE RECEIVED, BIG VALLEY ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership having an address c/o Proskauer Rose Goetz & Mendelsohn LLP, 1585 Broadway, New York, New York 10036 ("Maker"), promises to pay to the order of RESOURCES ACCRUED MORTGAGE INVESTORS L.P. - SERIES 86, having an office at c/o Wexford Management Company L.P., 411 West Putnam Avenue, Greenwich, Connecticut 06830 ("Payee"), at such office of Payee, or at such other place as may be designated, from time to time, in writing by Payee, (a) the principal sum of EIGHT HUNDRED THIRTY THOUSAND AND 00/100 ($830,000) DOLLARS in lawful money of the United States of America, with interest thereon from the dates set forth below to and including November 21, 2016 (the "Maturity Date") calculated at the rates of interest set forth below, and (b) Participation
Interest (as hereinafter defined), if any, pursuant to the provisions of paragraph 7 below. This Note amends and restates in its entirety that certain Registered Note, dated as of December 16, 1987, made by Maker to Payee in the original principal amount of $975,000 (the "Original Note").


                  The following capitalized terms used in this Note shall have the respective meanings ascribed to them below:

                  "Affiliate" shall mean an entity which controls, is controlled by, or is under common control with, Maker.

                  "Appraised Value" shall mean the fair market value of the Property as of the date of the subject Participation Interest Event (without regard to the assumed costs of sale or the unpaid costs and expenses of Maker incurred in connection with the Property), as determined by the agreement of two appraisers each having at least ten (10) years experience in the business of appraising commercial properties, one of whom shall be selected by Maker and one of whom shall be selected by Payee. In the event that the two appraisers so selected cannot agree as to the fair market value of the Property, the two appraisers shall jointly select a third appraiser and shall each advise the third appraiser of its determination of the Property's fair market value. The third appraiser shall select either the fair market value determination of the appraiser selected by Payee or the fair market value determination of the appraiser selected by Maker as the Appraised Value for purposes of this agreement.

                  "Available New Funds Cash Flow", with respect to any calendar year, shall mean (i) until the Consulting Fee has been paid in full, 19.56% of the Net Cash Flow allocable to such calendar year, and (ii) after the Consulting Fee has been paid in full, 20.99% of the Net Cash Flow allocable to such calendar year.

                  "Available New Funds Refinancing Proceeds" shall mean (i) until the Consulting Fee has been paid in full, 19.56% of the Refinancing Proceeds with respect to any Refinancing or Related Sale, and (ii) after the Consulting Fee has been paid in full, 20.99% of the Refinancing Proceeds with respect to any Refinancing or Related Sale.

                  "Available New Funds Unrelated Sale Proceeds" shall mean (i) until the Consulting Fee has been paid in full, 19.56% of the Net Sale Proceeds of an Unrelated Sale, and (ii) after the Consulting Fee has been paid in full, 20.99% of the Net Sale Proceeds of an Unrelated Sale.

                  "Available Old Debt Cash Flow", with respect to any calendar year, shall mean fifty percent (50%) of the amount, if any, by which (i) the Net Cash Flow with respect to such calendar year exceeds (ii) the aggregate of (a) payments to Payee from such Net Cash Flow pursuant to paragraph 3(a) below in respect of outstanding New Funds and unpaid interest accrued thereon, and (b) amounts retained by Maker from such Net Cash Flow pursuant to paragraph 3(a) below (inclusive of amounts to be paid by Maker to the Consultant pursuant to the provisions of paragraph 10 below, if any) in respect of the Maker Funds and Maker Funds Interest.

                  "Available Old Debt Refinancing Proceeds" shall mean fifty percent (50%) of the amount, if any, by which (i) Refinancing Proceeds exceed
(ii) the aggregate of (a) payments to Payee from such Refinancing Proceeds pursuant to paragraph 4(a) below in respect of outstanding New Funds and unpaid interest accrued thereon, and (b) amounts retained by Maker from such Refinancing Proceeds pursuant to paragraph 4(a) below (inclusive of amounts to be paid by Maker to the Consultant pursuant to the provisions of paragraph 10 below, if any) in respect of the Maker Funds and unpaid Maker Funds Interest.

                  "Available Old Debt Unrelated Sale Proceeds" shall mean the amount, if any, by which (i) Net Sale Proceeds exceed (ii) the aggregate of (a) payments to Payee from such Net Sale Proceeds pursuant to paragraph 5(a) below in respect of outstanding New Funds and unpaid interest accrued thereon, and (b) amounts retained by Maker from such Net Sale Proceeds pursuant to paragraph 5(a) below (inclusive of amounts to be paid by Maker to the Consultant pursuant to the provisions of paragraph 10 below, if any) in respect of the Maker Funds and unpaid Maker Funds Interest.

                  "Consultant" shall mean the party entitled to receive the Consulting Fee pursuant to the terms of the Consulting Agreement.

                  "Consulting Agreement" shall mean that certain Consulting Agreement dated as of November 21, 1996 among Maker, L. Robert Lieb and New Potomac Associates, Ltd.

                  "Consulting Fee" shall mean the $100,000 consulting fee payable to the Consultant pursuant to the Consulting Agreement.

                  "Deferred Portion" shall have the meaning set forth in paragraph 8 below.

                  "Distribution" shall have the meaning set forth in paragraph 16(b) below.

                  "Distribution Notice" shall have the meaning set forth in paragraph 16(b) below.

                  "First Mortgage" shall mean the first priority mortgage encumbering the Property held by General Electric Capital Corporation and any amendment, modification, extension, replacement or refinancing thereof permitted hereunder.

                  "Maker Funds" shall mean $1,342,033, comprised of (i) $1,242,033 advanced by Maker prior to or simultaneously with the execution and delivery of this Note ($1,062,462 of Maker Funds, together with a portion of the New Funds, have been used by Maker to cause the Second Mortgage to be satisfied and released from the Property), and (ii) $100,000 to be paid by Maker to the Consultant pursuant to the Consulting Agreement.

                  "Maker Funds Interest" shall mean interest accrued on the outstanding Maker Funds (except the portion of Maker Funds that constitutes the outstanding Consulting Fee) from and after the respective dates of disbursement of portions thereof at the rate of twelve percent (12%) per annum, compounded annually.

                  "Maximum Payment" shall mean, as of any date, an amount equal to the aggregate of (i) the then outstanding New Funds and unpaid interest accrued thereon, (ii) the then outstanding Old Debt and unpaid interest accrued thereon, and (iii) the Write-Down Amount, together with interest accrued thereon from and after the date hereof at the Old Debt Rate, all such interest compounded annually.

                  "Net Cash Flow" shall mean the amount, in any calendar year, by which (i) rent paid to Maker by the tenants of the Property and all other amounts collected by Maker with respect to the Property from all sources (other than Refinancing Proceeds and Net Sale Proceeds) in such year exceeds (ii) all costs and expenses incurred by Maker in connection with the Property in such year, whether ordinary or capital in nature, including debt service payments made pursuant to the First Mortgage (provided that costs and expenses incurred by Maker to Affiliates shall not exceed commercially reasonable amounts), and all reserves established by Maker in such year.

                  "Net Property Value" shall mean the amount by which (i) the Appraised Value exceeds (ii) the sum of (a) the then outstanding amount of the First Mortgage, (b) the aggregate costs which would have been incurred by Maker if the Property were sold for the Appraised Value and (c) an amount equal to the unpaid costs and expenses of Maker incurred in connection with the Property (provided that costs and expenses incurred by Maker to Affiliates shall not exceed commercially reasonable amounts).

                  "Net Sale Proceeds" shall mean the amount by which (i) the gross proceeds of an Unrelated Sale exceeds (ii) the sum of (a) the amount paid in reduction of the First Mortgage in connection with such transaction, (b) the aggregate costs incurred by Maker in connection with such transaction (provided that costs incurred by Maker to Affiliates shall not exceed commercially reasonable amounts) and (c) any portion of such proceeds applied to unpaid costs and expenses of Maker incurred in connection with the Property (provided that costs and expenses incurred by Maker to Affiliates shall not exceed commercially reasonable amounts).

                  "New  Funds"  shall mean  $330,000  composed  of (i)  $310,000 advanced by Payee to Maker simultaneously with the execution and delivery of this Note which, together with the Maker Funds, have been used by Maker to cause the Second Mortgage to be satisfied and released from the Property, and (ii) $20,000 of legal and other expense incurred by Payee in connection with the execution and delivery of this Note.

                  "New Funds Rate" shall mean the rate of twelve percent (12%) per annum.

                  "Notice of Dispute" shall have the meaning set forth in paragraph 16(b) below.

                  "Old Debt" shall mean $500,000 of the outstanding principal amount of the Original Note.

                  "Old Debt Rate" shall mean seven percent (7%) per annum.

                  "Old Debt Repayment Participation Interest Amount" shall mean fifty percent (50%) of the amount (but only if a positive number) by which the Net Property Value exceeds the sum of (i) an amount equal to the outstanding New Funds and unpaid interest accrued thereon on the date of the subject Participation Interest Event, (ii) an amount equal to the outstanding Maker Funds and Maker Funds Interest (i.e., Maker Funds and Maker Funds Interest less the aggregate amount retained by Maker pursuant to the provisions of this Note in respect thereof (net of all payments made by Maker pursuant to the provisions of paragraph 10 below, if any)), and (iii) an amount equal to 200% of the outstanding Old Debt and unpaid interest accrued thereon immediately prior to the subject Participation Interest Event.

                  "Participation   Interest"  shall  mean  additional   interest
payable pursuant to paragraph 7, if any.

                  "Participation Interest Event" shall mean the earliest to occur of (i) the date of an Unrelated Sale, (ii) the date upon which the entire unpaid balance of New Funds and unpaid interest accrued thereon, and the entire unpaid balance of Old Debt and unpaid interest accrued thereon, are repaid in full, and (iii) the Maturity Date.

                  "Property" shall mean that certain property owned by Maker known as the Pike Creek Shopping Center, Mill Creek Hundred, New Castle County, Delaware and more particularly described on Exhibit A attached hereto;

                  "Refinancing"   shall   mean   an   amendment,   modification,
extension, replacement or refinancing of the First Mortgage.

                  "Refinancing Proceeds" shall mean the amount by which (i) the gross proceeds of a Refinancing or Related Sale, as the case may be, exceeds
(ii) the sum of (a) the amount paid in reduction of the First Mortgage in connection with such transaction, (b) the aggregate costs incurred by Maker in connection with such transaction (provided that costs incurred by Maker to Affiliates shall not exceed commercially reasonable amounts), (c) any portion of such proceeds applied to the payment of costs and expenses of Maker incurred in connection with the Property (provided that costs and expenses incurred by Maker to Affiliates shall not exceed commercially reasonable amounts), and (d) any reserves established by Maker from such proceeds.

                  "Related Sale" shall mean (i) a sale, conveyance, sale-leaseback or other transfer of all or any portion of the Property to an Affiliate, (ii) a sale, conveyance, sale-leaseback or other transfer of a portion, but not all, of the Property to an entity which is not an Affiliate, or
(iii) a transfer of all of the partnership interests in Maker to an Affiliate. It shall be a condition to a Related Sale to an Affiliate that the Affiliate to which all or any portion of the Property (or all of the partnership interests in Maker, as the case may be) is transferred agrees to be bound by the terms and conditions of this Note.

                  "Second Mortgage" shall mean the second priority mortgage formerly encumbering the Property held by L. Robert Lieb and New Potomac Associates, Ltd.

                  "Unrelated Sale" shall mean a sale, conveyance, sale-leaseback or other transfer of all of the Property to an entity which is not an Affiliate, or a transfer of all of the partnership interests in Maker to an entity which is not an Affiliate.

                  "Unrelated Sale Participation Interest Amount" shall mean fifty percent (50%) of the amount (but only if a positive number) by which the Net Sale Proceeds exceed the sum of (i) payments to Payee from such Net Sale Proceeds pursuant to paragraph 5(a) below in respect of outstanding New Funds and unpaid interest accrued thereon, (ii) amounts retained by Maker from such Net Sale Proceeds pursuant to paragraph 5(a) below in respect of the Maker Funds and unpaid Maker Funds Interest (net of payments to be made by Maker pursuant to the provisions of paragraph 10 below, if any); and (iii) an amount equal to 200% of the outstanding Old Debt and unpaid interest accrued thereon immediately prior to the Unrelated Sale.

                  "Write Down Amount" shall mean $2,707,912.63, composed of (i) the outstanding principal amount of the Original Note in excess of $500,000 and
(ii) all unpaid interest accrued on the principal amount of the Original Note.

                  1. (a) The principal amount of this Note consists of the Old Debt and the New Funds.

                     (b) Payee hereby waives its right to receive, and hereby forgives, (i) the outstanding principal amount of the Original Note in excess of $500,000 and (ii) all unpaid interest accrued on the principal amount of the Original Note. The provisions of this paragraph 1(b) are not intended to, and shall not, prevent Payee from receiving, in accordance with the provisions hereof, up to the maximum amount set forth in paragraph 9 below.

                  2. (a) Interest shall accrue on the outstanding balance of the New Funds from the date hereof at the New Funds Rate, compounded annually.

                     (b) Interest shall accrue on the outstanding balance of the Old Debt from the date hereof at the Old Debt Rate, compounded annually.

                  3. (a) On March 31st of each year, Available New Funds Cash Flow with respect to the preceding calendar year shall be paid to Payee and applied in reduction of the outstanding New Funds and unpaid interest accrued thereon until the entire amount of the New Funds and all unpaid interest accrued thereon have been paid in full. To the extent that such payments of Available New Funds Cash Flow to Payee are insufficient to pay in full interest accrued on the New Funds, payment of the unpaid interest shall be deferred and the unpaid interest shall be added annually to the principal balance of the New Funds. Net Cash Flow in excess of Available New Funds Cash Flow shall be retained by Maker pursuant to this paragraph 3(a) and, subject to the provisions of paragraph 10 below, applied to the then outstanding Maker Funds and Maker Funds Interest until Maker has retained, from Net Cash Flow, Refinancing Proceeds and/or Net Sale Proceeds, an aggregate amount (net of payments to be made by Maker pursuant to the provisions of paragraph 10 below, if any) equal to the Maker Funds and Maker Funds Interest. It is intended that Net Cash Flow be shared by Payee and Maker (net of payments to be made by Maker pursuant to the provisions of paragraph 10 below, if any), on a pari passu basis in the ratio of 20.99% to Payee and 79.01% to Maker, until (i) the entire amount of the New Funds and all unpaid interest accrued thereon have been paid in full to Payee pursuant to the provisions of this Note and (ii) the entire amount of the Maker Funds and Maker Funds Interest have been retained by Maker (net of payments to be made by Maker pursuant to the provisions of paragraph 10 below) pursuant to the provisions of this Note.

                     (b) On March 31st of each year, Available Old Debt Cash Flow with respect to the preceding calendar year shall be paid to Payee and applied in reduction of the outstanding Old Debt and unpaid interest accrued thereon until the entire amount of the Old Debt and all unpaid interest accrued thereon have been paid in full, provided that no payments in respect of the outstanding Old Debt and unpaid interest accrued thereon shall be payable until the entire amount of the New Funds and all unpaid interest accrued thereon have been paid in full (it being intended that payment of Available Old Debt Cash Flow pursuant to this paragraph 3(b) shall not occur until after the payment and application of funds pursuant to paragraph 3(a) above). To the extent that such payments of Available Old Debt Cash Flow to Payee are insufficient to pay in full interest accrued on the Old Debt, payment of the unpaid interest shall be deferred and the unpaid interest shall be added annually to the principal balance of the Old Debt. Subject to the payment of (i) Available New Funds Cash Flow pursuant to the provisions of paragraph 3(a) above, (ii) Participation Interest pursuant to the provisions of paragraph 7(a) below and (iii) payments in respect of the Consulting Fee pursuant to the provisions of paragraph 10 below, Net Cash Flow in excess of Available Old Debt Cash Flow shall be retained by Maker.

                  4. (a) Simultaneously with and as a condition to each Refinancing and each Related Sale which occurs on or prior to the date of a Participation Interest Event, Available New Funds Refinancing Proceeds shall be paid to Payee and applied in reduction of the outstanding New Funds and unpaid interest accrued thereon until the entire amount of the New Funds and all unpaid interest accrued thereon have been paid in full. Refinancing Proceeds in excess of Available New Funds Refinancing Proceeds shall be retained by Maker pursuant to this paragraph 4(a) and, subject to the provisions of paragraph 10 below, applied to the then outstanding Maker Funds and Maker Funds Interest until Maker has retained, from Net Cash Flow, Refinancing Proceeds, and/or Net Sale Proceeds, an aggregate amount (net of payments to be made by Maker pursuant to the provisions of paragraph 10 below, if any) equal to the Maker Funds and Maker Funds Interest. It is intended that Refinancing Proceeds be shared by Payee and Maker (net of payments to be made by Maker pursuant to the provisions of paragraph 10 below), on a pari passu basis in the ratio of 20.99% to Payee and 79.01% to Maker, until (i) the entire amount of the New Funds and all unpaid interest accrued thereon have been paid in full to Payee pursuant to the provisions of this Note and (ii) the entire amount of the Maker Funds and Maker Funds Interest have been retained by Maker (net of payments to be made by Maker pursuant to the provisions of paragraph 10 below) pursuant to the provisions of this Note.

                     (b) Simultaneously with and as a condition to each Refinancing and each Related Sale which occurs on or prior to the date of a Participation Interest Event, Available Old Debt Refinancing Proceeds shall be paid to Payee and applied in reduction of the outstanding Old Debt and unpaid interest accrued thereon until the entire amount of the Old Debt and all unpaid interest accrued thereon have been paid in full; provided that no payments in respect of the outstanding Old Debt and unpaid interest accrued thereon shall be payable until the entire amount of the New Funds and all unpaid interest accrued thereon have been paid in full (it being intended that payment of Available Old

Debt Refinancing Proceeds pursuant to this paragraph 4(b) shall not occur until after the payment and application of funds pursuant to paragraph 4(a) above). Subject to the payment of (i) Available New Funds Refinancing Proceeds pursuant to the provisions of paragraph 4(a) above, (ii) Participation Interest pursuant to the provisions of paragraph 7(a) below and (iii) payments in respect of the Consulting Fee pursuant to the provisions of paragraph 10 below, Refinancing Proceeds in excess of Available Old Debt Refinancing Proceeds shall be retained by Maker.

                     (c) Simultaneously with and as a condition to each Refinancing and each Related Sale which occurs on or prior to the date of a Participation Interest Event, Participation Interest, if any, payable pursuant to paragraph 7(a) shall be paid by Maker to Payee.

                  5. (a) Simultaneously with and as a condition to an Unrelated Sale, Available New Funds Unrelated Sale Proceeds shall be paid to Payee until the entire amount of the New Funds and all unpaid interest accrued thereon have been paid in full. Net Sale Proceeds in excess of Available New Funds Unrelated Sale Proceeds shall be retained by Maker pursuant to this paragraph 5(a) and, subject to the provisions of paragraph 10 below, applied to the then outstanding Maker Funds and Maker Funds Interest until Maker has retained, from Net Cash Flow, Refinancing Proceeds and/or Net Sale Proceeds, an aggregate amount equal to the Maker Funds and Maker Funds Interest. It is intended that Net Sale Proceeds be shared by Payee and Maker (net of payments to be made by Maker pursuant to the provisions of paragraph 10 below), on a pari passu basis in the ratio of 20.99% to Payee and 79.01% to Maker, until (i) the entire amount of the New Funds and all unpaid interest accrued thereon have been paid in full to Payee pursuant to the provisions of this Note and (ii) the entire amount of the Maker Funds and Maker Funds Interest have been retained by Maker (net of payments to be made by Maker pursuant to the provisions of paragraph 10 below) pursuant to the provisions of this Note.

                     (b) Simultaneously with and as a condition to an Unrelated Sale, Available Old Debt Unrelated Sale Proceeds shall be paid to Payee until the entire amount of the Old Debt and all unpaid interest accrued thereon have been paid in full.

                     (c) Simultaneously with and as a condition to an Unrelated Sale, Participation Interest, if any, payable pursuant to paragraph 7(b) shall be paid by Maker to Payee.

                     (d) If, upon consummation of an Unrelated Sale, (i) Available New Funds Unrelated Sale Proceeds are insufficient to pay in full the entire amount of the New Funds and all unpaid interest accrued thereon, or (ii) Available Old Debt Unrelated Sale Proceeds are insufficient to pay in full the entire amount of the Old Debt and all unpaid interest accrued thereon, then the provisions of paragraph 8 shall be applicable.

                  6. The entire unpaid balance of New Funds and unpaid interest accrued thereon, and the entire unpaid balance of Old Debt and unpaid interest accrued thereon, and any Participation Interest payable on the Maturity Date pursuant to paragraph 7(c), shall be due and payable in full on the Maturity Date. If Maker has insufficient funds on the Maturity Date to pay the entire unpaid balance of New Funds and unpaid interest accrued thereon, and the entire unpaid balance of Old Debt and unpaid interest accrued thereon, and any Participation Interest payable on the Maturity Date pursuant to paragraph 7(c), then the provisions of paragraph 8 shall be applicable.

                  7. Participation Interest, if any, shall be payable by Maker to Payee subject to the following terms and conditions:

                     (a) Simultaneously with and as a condition to each Refinancing and each Related Sale which occurs on or prior to the date of a Participation Interest Event, Participation Interest shall be payable in an amount, if any, equal to the amount by which (i) Available Old Debt Refinancing Proceeds exceeds (ii) the then outstanding Old Debt and unpaid interest accrued thereon.

                     (b) Simultaneously with and as a condition to an Unrelated Sale, Participation Interest shall be payable in an amount, if any, equal to the Unrelated Sale Participation Interest Amount.

                     (c) If, prior to the consummation of an Unrelated Sale, (i) the Maturity Date occurs or (ii) the entire unpaid balance of the Old Debt and unpaid interest accrued thereon is paid in full, Participation Interest shall be payable (on the Maturity Date or on the date that the entire unpaid balance of Old Debt and unpaid interest accrued thereon is paid in full, as the case may
be) in an amount, if any, equal to the Old Debt Repayment Participation Interest Amount.

                  8.  In the event that:

                     (a) upon consummation of an Unrelated Sale or the occurrence of the Maturity Date, Maker has insufficient funds to pay in full, in accordance with the provisions of this Note, (i) the entire unpaid balance of the New Funds and unpaid interest accrued thereon, and/or (ii) the entire unpaid balance of the Old Debt and unpaid interest accrued thereon, and/or

                     (b) prior to the consummation of an Unrelated Sale, (i) the Maturity Date occurs or the entire unpaid balance of Old Debt and unpaid interest accrued thereon is paid in full, and (ii) Maker has insufficient funds to pay the Old Debt Repayment Participation Interest Amount,

                  then, Maker shall be permitted to pay any such deficiency with respect to unpaid New Funds and unpaid interest thereon and/or unpaid Old Debt and unpaid interest thereon and/or unpaid Participation Interest payable pursuant to paragraph 7(c) (any such deficiency or deficiencies are collectively referred to as the "Deferred Portion") over the succeeding ten (10) year period in monthly installments sufficient to fully amortize the unpaid balance of the Deferred Portion, together with interest on the Deferred Portion (i) at the New Funds Rate with respect to any amount of the Deferred Portion that constitutes unpaid New Funds and/or unpaid interest thereon, and (ii) at the Old Debt Rate with respect to any other amount of the Deferred Portion; provided however that the Deferred Portion shall be due and payable and must be paid in full upon any subsequent sale or refinancing of the Property by Maker. Maker's obligation to pay the Deferred Portion shall be an unsecured obligation of Maker enforceable against any property of Maker, but not against any partner of Maker.

                  9. Anything herein to the contrary notwithstanding, in no event shall Maker be obligated to pay to Payee hereunder an aggregate amount greater than the sum of (i) the New Funds, together with interest accrued thereon at the New Funds Rate, compounded annually, as provided above, (ii) the Old Debt, together with interest accrued thereon on the Old Debt Rate, compounded annually, as provided above, and (iii) the Write-Down Amount, together with interest accrued thereon from and after the date hereof at the Old Debt Rate, compounded annually.

                  10. Maker agrees that, until the Consulting Fee has been paid in full, Maker shall promptly pay to the Consultant in respect of the Consulting Fee (i) 8.4659% of Net Cash Flow retained by Maker pursuant to the provisions of paragraph 3(a) above, (ii) 8.4659% of Refinancing Proceeds retained by Maker pursuant to the provisions of paragraph 4(a) above, and (iii) 8.4659% of Net Sale Proceeds retained by Maker pursuant to the provisions of paragraph 5(a) above. Maker shall provide to Payee evidence of the payments required to be made to the Consultant pursuant to this paragraph 10 contemporaneously with such payments (which evidence may consist of a copy of the transmittal letter and check sent to the Consultant with any such payment).

                  11.(a) All payments hereunder in respect of the New Funds and interest accrued thereon shall first be applied to interest and then to the reduction of principal.

                     (b) All payments hereunder in respect of the Old Debt and interest accrued thereon shall first be applied to interest and then to the reduction of principal.

                     (c) All amounts retained hereunder by Maker in respect of the Maker Funds and Maker Funds Interest (net of payments to be made by Maker pursuant to the provisions of paragraph 10 above) shall first be applied in reduction of the outstanding amount of Maker Funds Interest and then to the reduction of the outstanding amount of Maker Funds.

                  12.(a) Maker agrees that it shall engage in no business other than the acquisition, construction, operation, management, financing, selling, leasing or other disposition of the Property or any portion thereof.

                     (b) Maker agrees that it shall not enter into a Related Sale with an Affiliate without the prior written consent of Payee.

                     (c) Maker agrees that is shall not enter into a Refinancing with an Affiliate prior to the ninetieth (90th) day preceding the maturity date of the First Mortgage unless the terms of such Refinancing are not materially different than, or are more favorable to Maker than, the terms of the First Mortgage.

                     (d) Maker agrees that is shall not enter into a Refinancing with an Affiliate on or after the ninetieth (90th) day preceding the maturity date of the First Mortgage unless (i) the terms of such Refinancing are commercially reasonable and (ii) comparable or more favorable terms are not available from an unaffiliated lender.

                     (e) Maker shall not enter into a Refinancing prior to August 1, 2016 without the prior written consent of Payee if the Refinancing Proceeds therefrom would exceed an amount equal to the aggregate of the following on the date of the Refinancing: (i) the outstanding New Funds and unpaid interest accrued thereon, (ii) the outstanding Maker Funds and Maker Funds Interest (i.e., Maker Funds and Maker Funds Interest less the aggregate amount retained by Maker pursuant to the provisions of this Note in respect thereof (net of payments to be made by Maker pursuant to the provisions of paragraph 10 above)), (iii) the outstanding Consulting Fee, and (iv) the outstanding Old Debt and unpaid interest accrued thereon. The provisions of this paragraph 12(d) shall not be applicable if Maker pays to Payee the Maximum Payment in full satisfaction of this Note.

                     (f) After (i) the entire amount of the New Funds and all unpaid interest accrued thereon have been paid in full to Payee pursuant to the provisions of this Note and (ii) the entire amount of the Maker Funds and Maker Funds Interest (net of payments to be made by Maker pursuant to the provisions of paragraph 10 above) have been retained by Maker pursuant to the provisions of this Note, Maker shall not, prior to August 1, 2016, enter into a Refinancing or an Unrelated Sale, or incur any indebtedness for borrowed money (including both unsecured debt and debt secured by the Property), without the prior written consent of Payee, which consent shall not be unreasonably withheld, delayed or conditioned. The provisions of this paragraph 12(e) shall not be applicable if Maker pays to Payee the Maximum Payment in full satisfaction of this Note.

                  13. In the event Maker fails to make when due in accordance with this Note any payment in respect of (i) the New Funds or interest thereon,
(ii) the Old Debt or interest thereon, or (iii) Participation Interest, and such failure continues without cure for (10) days after notice thereof from Payee to Maker, Payee may proceed to exercise any rights or remedies that it may have under this Note or such other rights and remedies which Payee may have at law, in equity or otherwise. The election of any one or more remedies by Payee shall not preclude Payee from exercising any other remedy it may have at law or in equity.

                  14. Maker, for itself and its successors and assigns, hereby waives presentment, protest, demand, diligence, notice of dishonor and of nonpayment (except to the extent that notice is required to be given to Maker under the terms of this Note), and waives and renounces all rights to the benefits of any moratorium, appraisement, and exemption now provid ed or which may hereafter be provided by any federal or state statute, including but not limited to exemptions provided by or allowed under federal or state bankruptcy or insolvency laws, both as to itself and as to all of its property securing payment of the loan, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals and modifications hereof.

                  15. It is the intention of the parties to conform strictly to the usury laws from time to time in force, and all agreements between Maker and Payee, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to Payee, or collected by Payee or for the use, forbearance or detention of the money to be loaned hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein, or in any other document evidencing or pertaining to the indebtedness evidenced hereby, exceed the maximum amount permissible under applicable usury laws. If under any circumstances whatsoever fulfillment of any provision hereof or any other document, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if under any circumstances Payee shall ever receive an amount deemed interest, by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the principal amount owing hereunder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note, and such other indebtedness, the excess shall be deemed to have been a payment made by mistake and shall be refunded to Maker or to any other person making such payment on Maker's behalf. For the purposes of calculating the actual amount of interest paid and/or payable hereunder, in respect of laws pertaining to usury, all sums paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the indebtedness of Maker evidenced hereby, outstanding from time to time shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread from the date of disbursement of the proceeds of this Note until payment in full of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform through the term hereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between Maker, any enforcer or guarantor and Payee.

                  16. (a) Notwithstanding anything to the contrary contained in this Note or any other document or certificate delivered by Maker in connection with the loan evidenced hereby (each, a "Certificate"), except as expressly provided in paragraph 16(b) below, no partner (limited or general) in Maker, nor any legal representative, heir, estate, successor or assign of any such partner, nor any partner, officer, director, shareholder or employee of any such partner, nor any other principal in Maker, disclosed or undisclosed, shall have any personal liability for (i) the payment of any sum that is or that may be payable hereunder, or any Certificate, or (ii) the performance or discharge of any covenants or undertakings of Maker hereunder, or under any Certificate, or (iii) any claim based on, arising under or otherwise in respect of this Note or any Certificate. In no event shall Payee seek or obtain a judgment against any person or party hereinabove referred to as being exculpated from personal liability, or seek or obtain any attachment, execution or other writ upon any assets, properties or funds of Maker or such other person or party except for the Property.

                     (b) As long as any amounts remain outstanding under this Note, Maker shall provide notice to Payee (a "Distribution Notice") of any proposed distribution of funds by Maker to its partners (a "Distribution"). A Distribution Notice shall set forth (i) the aggregate amount proposed to be distributed by Maker to its partners and (ii) the amount due and payable by Maker to Payee pursuant to this Note on or about the date of the Distribution described in the Distribution Notice. If (A) Maker makes a Distribution without providing Payee with a Distribution Notice, or (B) Maker makes a Distribution sooner than ten (10) business days after Payee's receipt of a Distribution Notice, or (C) Maker makes Distribution in an amount greater than the amount set forth in the Distribution Notice provided to Payee, or (D) Payee notifies Maker in writing (a "Notice of Dispute") within ten (10) business days of Payee's receipt of a Distribution Notice that Payee disputes the amount described in the Distribution Notice as due and payable by Maker to Payee pursuant to this Note on or about the date of the proposed Distribution, and Maker makes the Distribution described in the Distribution Notice notwithstanding receipt of such Notice of Dispute, then, in the case of any of the events described in clauses (A), (B), (C) or (D), the general partner of Maker on the date of the Distribution (but not any predecessor general partner or any individual partner of the general partner) shall be personally liable to Payee for an amount equal to the lesser of (i) the amount of such Distribution, and (ii) the amount, if any, by which the amount due and payable by Maker to Payee pursuant to this Note on or about the date of such Distribution exceeds the amount of any payment made by Maker to Payee on or about the date of such Distribution.

                  17. (a) All notices and other communications hereunder shall be in writing and shall be sent to the parties hereto at their respective business addresses first hereinabove given (or at such other address or addresses as any party shall hereafter designate by written notice). A copy of any notice to Maker shall be sent to Proskauer Rose Goetz & Mendelsohn LLP, 1585

Broadway, New York, New York 10036, Attention: Perry A. Cacace, Esq. A copy of any notice to Payee shall be sent to Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, 153 East 53rd Street, 36th floor, New York, New York 10022,
Attention: Judith Fryer, Esq. To be effective, any notice addressed as aforesaid must be (1) delivered by hand with receipt acknowledged in writing, or (2) sent by overnight mail by a nationally recognized courier guaranteeing overnight delivery such as Federal Express. Any notice sent as aforesaid shall be effective upon receipt or upon the intended recipient's refusal to accept delivery.

                     (b) Maker agrees to provide to Payee copies of all financial statements required to be provided to the holder of the First Mortgage in accordance with the provisions of Section 7.1 of the Loan Agreement between Maker and General Electric Capital Corporation dated as of November 20, 1996.

                  18. This Note shall be governed by and construed according to the laws of the State of New York. Maker hereby submits to personal jurisdiction in said State for the enforcement of Maker's obligations hereunder and under all other documents executed by Maker in connection with the loan and waives any and all personal rights under the law of any other state to object to jurisdiction within such State for the purposes of litigation to enforce such obligations of Maker.

                  19. This Note may not be changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of such change or termination is sought.

                  20. The relationship between Maker and Payee is, and at all times shall remain, solely that of debtor and creditor. No covenant or provision of this Note is intended, nor shall it be deemed or construed, to create a partnership, joint venture, agency or common interest in profits or income between Maker and Payee or to create an equity in the Property in Payee.

                  21. This Note is subordinated to the rights of the holder of the First Mortgage pursuant to a certain Subordination Agreement dated as of November 20, 1996 between Payee and General Electric Capital Corporation.

                  IN WITNESS WHEREOF, Maker and Payee have duly executed this Amended and Restated Note as of the day and year first above written.


                                    BIG VALLEY ASSOCIATES LIMITED PARTNERSHIP

                                    By:     Fivzar Associates, General Partner

                                    By:     Fivzar I Limited Partnership,
                                                     General Partner

                                    By:     Fivzar Corp., General Partner


                                    By:     /s/
                                            ---------------------
                                   Name:
                                  Title:    Presidenet


                                    RESOURCES ACCRUED MORTGAGE INVESTORS L.P. -
                                    SERIES 86

                                    By:     Resources Capital Corp.,
                                            Administrative General Partner


                                    By:     /s/Mark L. Plaumann
                                            -----------------------
                                  Name:     Mark L. Plaumann
                                 Title:     Vice President